SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): August 29, 1996

                        IMPERIAL CMB TRUST SERIES 1996-1
(as issuer under an Indenture, dated as of August 1, 1996, providing for, among other things, the issuance of Collateralized Mortgage Bonds Series, 1996-1)



                        IMPERIAL CMB TRUST SERIES 1996-1
                        --------------------------------
               (Exact name of Issuer as specified in its charter)

         DELAWARE                   333-6637                   33-0705301
         --------                   --------                   ----------
(State or Other Jurisdiction        (Commission             (I.R.S. Employer
of Incorporation)                    File Number)            Identification No.)


            c/o Wilmington Trust Company
            Rodney Square North
            1100 North Market Street
            WILMINGTON, DELAWARE                                19890
            --------------------                                -----
            (Address of Principal                            (Zip Code)
            Executive Offices)

Registrant's telephone number, including area code, is (714) 556-0122



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Item 2.     ACQUISITION OR DISPOSITION OF ASSETS.

            For a description of the Bonds and the Mortgage Pool, refer to the Indenture.

Item 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

            (a)      Not applicable

            (b)      Not applicable

            (c)      Exhibits:

            EXHIBIT NO.               DESCRIPTION
            -----------               -----------

            4.1 Trust Agreement, dated as of August 1, 1996, between IMH Assets Corp., as depositor, Wilmington Trust Company, as owner trustee, Collateralized Mortgage Bonds, Series 1996-1.

            4.2 Indenture, dated as of August 1, 1996, between Imperial CMB Trust Series 1996-1, as issuer and Bankers Trust Company of California, N.A., as indenture trustee, Collateralized Mortgage Bonds, Series 1996-1.

            99.1 Servicing Agreement, dated as of August 1, 1996, between ICI Funding Corporation, as master servicer and Imperial CMB Trust Series 1996-1, as issuer, Collateralized Mortgage Bonds, Series 1996-1.

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




                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   IMPERIAL CMB TRUST SERIES 1996-1


                                   Wilmington Trust Company, not in its
                                   capacity but solely as Owner Trustee


                                   By:   /s/ Norma P. Closs
                                      ---------------------------------
                                   Name:   Norma P. Closs
                                   Title:  Vice President

Dated: September 12, 1996

                                  EXHIBIT INDEX

        EXHIBIT NO.              DESCRIPTION
        -----------              -----------

        4.1 Trust Agreement, dated as of August 1, 1996, between IMH Assets Corp., as depositor, Wilmington Trust Company, as owner trustee, Collateralized Mortgage Bonds, Series 1996-1.

        4.2 Indenture, dated as of August 1, 1996, between Imperial CMB Trust Series 1996-1, as issuer and Bankers Trust Company of California, N.A., as indenture trustee, Collateralized Mortgage Bonds, Series 1996-1.

        99.1 Servicing Agreement, dated as of August 1, 1996, between ICI Funding Corporation, as master servicer and Imperial CMB Trust Series 1996-1, as issuer, Collateralized Mortgage Bonds, Series 1996-1.




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